Exhibit 10.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 No.333-12456) pertaining to “2000 stock option plan” and in the registration statements (Form F-3 No. 333-134591 and No. 333-114153) of Elbit Vision Systems Ltd., of our report dated July 8, 2005, with respect to the financial statements of Yuravision Co., Ltd., included in this Annual Report (Form 20-F) of Elbit Vision Systems Ltd. for the year ended December 31, 2005.

/s/ Ernst & Young Hang Young,

Ernst & Young Han Young

Seoul, Korea

June 28, 2006